UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 16, 2012

Applied Micro Circuits Corporation

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-23193	94-2586591
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

215 Moffett Park Drive, Sunnyvale, California 94089

(Address of Principal Executive Offices)

(408) 542-8600

(Registrants telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Applied Micro Circuits Corporation (the “Company”) announced that on August 16, 2012, the services of Mr. Mark Wadlington as Vice President of Worldwide Sales, a named executive officer position, were terminated. The Company currently is in discussions with Mr. Wadlington regarding the terms of potential continuing services he may provide to the Company following such termination as well as potential severance benefits relating thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED MICRO CIRCUITS CORPORATION

Date: August 21, 2012	By:	/s/ L. William Caraccio
L. William Caraccio
Vice President, General Counsel and Secretary